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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
DITECH COMMUNICATIONS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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DITECH COMMUNICATIONS CORPORATION
825 E. Middlefield Road
Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 20, 2002

To The Stockholders Of Ditech Communications Corporation:

        Notice Is Hereby Given that the Annual Meeting of Stockholders of Ditech Communications Corporation, a Delaware corporation ("Ditech"), will be held on September 20, 2002 at 11:00 a.m. local time at Ditech's offices, 825 E. Middlefield Road, Mountain View, California 94043, for the following purpose:

1.
To elect two directors to hold office until the 2005 Annual Meeting of Stockholders.

2.
To approve our 1999 Employee Stock Purchase Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 816,666 to 1,116,666.

3.
To approve our 1998 Stock Option Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 2,856,082 to 3,856,082.

4.
To approve our 1999 Non-Employee Directors' Stock Option Plan, as amended, which varies from this plan as currently in effect as follows: (i) changes the aggregate number of shares of Common Stock authorized for issuance under the plan from 300,000 to 400,000, (ii) changes the number of shares of Common Stock subject to one-time initial grants to new non-employee directors from up to 10,000 fully vested shares (subject to proration) to 50,000 shares, which will be subject to annual vesting over a four-year period from the date of grant, and (iii) reduces the number of shares of Common Stock subject to initial automatic annual grants to new non-employee directors from 20,000 shares to 10,000 shares, provided that first-time recipients of the automatic annual grants serve as a non-employee director of Ditech for at least six months prior to receiving such annual grant.

5.
To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of Ditech for its fiscal year ending April 30, 2003.

6.
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on July 29, 2002, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                        By Order of the Board of Directors

                        William J. Tamblyn
                         Secretary

Mountain View, California
August 13, 2002

        All Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

DITECH COMMUNICATIONS CORPORATION
825 E. Middlefield Road
Mountain View, California 94043

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

September 20, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited on behalf of the Board of Directors of Ditech Communications Corporation, a Delaware corporation ("Ditech"), for use at the Annual Meeting of Stockholders to be held on September 20, 2002 at 11:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Ditech, 825 E. Middlefield Road, Mountain View, California 94043. We intend to mail this Proxy Statement and accompanying proxy card on or about August 13, 2002, to all stockholders entitled to vote at the Annual Meeting.

Solicitation

        We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Ditech. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

        Only holders of record of Common Stock at the close of business on July 29, 2002 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on July 29, 2002 we had issued, outstanding and entitled to vote 30,342,578 shares of Common Stock.

        Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Against" votes, abstentions and broker non-votes. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

Revocability of Proxies

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of Ditech at our principal executive office, 825 E. Middlefield Road, Mountain View, California 94043, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

Stockholder Proposals

        The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2003 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission (the "SEC") is April 15, 2003. Stockholders wishing to submit proposals or director nominations that are not to be included in such proxy statement and proxy must do so no earlier than May 23, 2003 and no later than June 22, 2003; provided, however, that in the event that the date of the annual meeting is held more than 30 days prior to or more than 30 days after September 20, 2003, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the 2003 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. Stockholders are also advised to review our By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our Certificate of Incorporation and By-laws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

        The Board of Directors currently consists of six members. There are two directors in the class whose term of office expires in 2002. Each of the nominees for election to this class is currently a director of Ditech who was previously elected by the stockholders. If elected at the Annual Meeting, each of the nominees would serve until the 2005 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

        Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2005 Annual Meeting

        Gregory M. Avis, age 43, has been a director of Ditech since February 1997. Mr. Avis has served as a Managing Partner of Summit Partners, a venture capital and private equity firm, since 1990 and has been a General Partner since 1987. Mr. Avis also serves as a director of Powerwave Technologies, Inc., a designer and manufacturer of power amplifiers for wireless communications, MCK Communications, a manufacturer of remote voice products, and several privately held companies. Mr. Avis received a B.A. from Williams College and an M.B.A. from Harvard University.

        George J. Turner, age 64, has been a director of Ditech since November 1993. He is a director of Globe Wireless, LLC, a marine communications company, where he served as President from 1996 until his retirement from that position in December 2001. He previously worked for Automated Call Processing, predecessor of Ditech, for over 10 years, serving the company in several senior management roles. Mr. Turner has a B.A., an M.A. and a Ph.D. from the University of California, Berkeley.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2003 Annual Meeting

        Peter Y. Chung, age 34, has been a director of Ditech since February 1997. Mr. Chung is a General Partner and Member of various entities affiliated with Summit Partners, L.P., a venture capital and private equity firm, where he has been employed since August 1994. From August 1989 to July 1992, Mr. Chung worked in the Mergers and Acquisitions Department of Goldman, Sachs & Co. Mr. Chung also serves as a director of Somera Communications, Inc., a supplier of telecommunications equipment and outsourcing services, Sirenza Microdevices, Inc., an RF integrated circuit company, and several privately held companies. Mr. Chung received a B.A. from Harvard University and an M.B.A. from Stanford University.

        Dr. Andrei M. Manoliu, age 50, has been a director of Ditech since June 2000. He is currently an independent business and financial consultant to emerging growth companies. From September 2000 to October 2001, Dr. Manoliu served as the Chief Executive Officer of Nanomix, Inc., an advanced material research and development company. From 1982 through March 2000, Dr. Manoliu was an attorney with Cooley Godward LLP, where he was a senior partner prior to his departure. During his tenure at Cooley Godward LLP, he served as outside counsel to Ditech. Dr. Manoliu is also a director of Be Incorporated, a software platform company, and Computer Access Technology, Inc., a provider of advanced verification systems and connectivity solutions for existing and emerging digital communications standards. Dr. Manoliu received a Ph.D. in Solid State Physics from the University of California, Berkeley, and a J.D. from Stanford Law School.

Directors Continuing in Office Until the 2004 Annual Meeting

        William A. Hasler, age 60, has been a director of Ditech since May 1997. He also serves as a Co-Chief Executive Officer and as a director of Aphton Corp., a bio-pharmaceutical company, a position he has held since July 1998. From August 1991 to July 1998, Mr. Hasler was the Dean of the Haas School of Business at the University of California at Berkeley, and from January 1984 to August 1991, Mr. Hasler served as a Vice Chairman of KPMG Peat Marwick. Mr. Hasler is a director of numerous companies, including Schwab Funds, a financial service company, Solectron Corp., an electronics manufacturing services company, DMC Stratex, a telecommunications equipment company, Tenera Inc., an engineering consulting firm, and Walker Interactive Systems, Inc., an operations and analytical software company. He received a B.A. from Pomona College and an M.B.A. from Harvard University.

        Timothy K. Montgomery, age 49, has served as Ditech's President and Chief Executive Officer since September 1998 and as a director since October 1998. From November 1997 to September 1998, he served as Ditech's Senior Vice President of Sales and Marketing. Mr. Montgomery served as Vice President of Sales of Digital Link Corporation, a manufacturer of digital access products for wide area networks, from August 1993 to October 1997. From October 1992 to July 1993, Mr. Montgomery worked as an independent consultant. From August 1986 to September 1992, Mr. Montgomery was employed as Vice President of Sales at Telebit Corporation, a networking company. Mr. Montgomery has a B.S.B.A. in Marketing from Florida State University.

Board Committees and Meetings

        During the fiscal year ended April 30, 2002, the Board of Directors held nine meetings and acted by unanimous written consent five times. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

        The Audit Committee: recommends to the Board the independent auditors to be retained and other appropriate courses of action to be taken in connection with services performed for Ditech by the independent auditors; oversees the independence of the independent auditors; evaluates the independent auditors' performance; meets with our independent auditors to review audit procedures and the results of the annual audit and discuss the financial statements; and receives and considers the independent auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of three non-employee directors: Messrs. Chung, Hasler and Turner. The Audit Committee met five times during such fiscal year. All members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards), except for Mr. Chung. Mr. Chung was a general partner and member of various entities affiliated with Summit Partners, L.P. ("Summit Partners") during the past four years at which time Summit Partners held a substantial portion of Ditech's Common Stock. While Mr. Chung is currently still a general partner and member of various entities affiliated with Summit Partners, Summit Partners no longer holds a material amount of Ditech's Common Stock. The Board has determined that it is required by the best interests of Ditech and our stockholders for Mr. Chung to serve on the Audit Committee because of Mr. Chung's past service on the Audit Committee and Mr. Chung's financial competence and background.

        The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under our stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is currently composed of two non-employee directors: Messrs. Avis and Hasler. It met five times during such fiscal year and acted by unanimous written consent two times.

        The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board and committees thereof and nominates specific individuals to be elected as officers of Ditech by the Board. No procedure has been established for the consideration of nominees recommended by stockholders. The Nominating Committee is composed of three directors: Messrs. Montgomery, Avis and Manoliu. It did not meet during the last fiscal year.

        During the fiscal year ended April 30, 2002, all directors attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served, held during the period for which they were a director or committee member, respectively.

Report of the Audit Committee of the Board of Directors(1)

         The Audit Committee of Ditech is composed of three non-employee directors: Messrs. Chung, Hasler and Turner. Under currently applicable rules, all members are independent, except for Mr. Chung, who during the past four years was a general partner and member of various entities affiliated with Summit Partners, an entity that previously held a substantial portion of Ditech's Common Stock. The Board of Directors has determined that it is required in the best interests of Ditech and our stockholders for Mr. Chung to serve on the Audit Committee.

(1)
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

        Management is responsible for Ditech's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of Ditech's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and PricewaterhouseCoopers LLP. It believes that management maintains an effective system of internal controls that results in fairly presented financial statements.

        The discussions with PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee received from PricewaterhouseCoopers LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with PricewaterhouseCoopers LLP.

        Based on its discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Ditech's Annual Report on Form 10-K for the fiscal year ended April 30, 2002 filed with the Securities and Exchange Commission.

                      Audit Committee

                      Peter Y. Chung
                      William A. Hasler
                      George J. Turner

PROPOSAL 2

APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

        In March 1999 the Board adopted, and in April 1999 the stockholders approved, Ditech's 1999 Employee Stock Purchase Plan (the "Purchase Plan"). As a result of a series of amendments, the Board reserved, and the stockholders approved, 816,666 shares of Common Stock for issuance under the Purchase Plan.

        In June 2002, the Board amended the Purchase Plan, subject to stockholder approval, to increase the aggregate number of shares of Common Stock reserved for issuance under the Purchase Plan from 816,666 shares to 1,116,666 shares. The Board adopted this amendment in order to ensure that Ditech can continue to grant purchase rights at levels determined appropriate by the Board.

        As of July 29, 2002, an aggregate of 709,220 shares of our Common Stock had been purchased under the Purchase Plan. Only 107,446 shares of Common Stock remain available for future grant under the Purchase Plan as of such date.

        Stockholders are requested in this Proposal 2 to approve the Purchase Plan, as amended, which would increase the number of shares reserved for issuance under the Purchase Plan from 816,666 shares to 1,116,666 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

        The essential features of the Purchase Plan, as amended, are outlined below:

Purpose

        The purpose of the Purchase Plan is to provide a means by which our employees (and the employees of any parent or subsidiary of Ditech designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase our Common Stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of Ditech. All of the approximately 290 employees of Ditech and our affiliates are eligible to participate in the Purchase Plan.

        The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Administration

        The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of Ditech will be granted, the provisions of each offering of such rights (which need not be identical) and whether employees of any parent or subsidiary of Ditech will be eligible to participate in the Purchase Plan.

        The Board has the power to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the

Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee and to the Board.

Stock Subject to Purchase Plan

        Subject to this Proposal 2, an aggregate of 1,116,666 shares of Common Stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of Common Stock not purchased under such rights again become available for issuance under the Purchase Plan.

Offerings

        The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. In no event will an offering be more than 27 months long. Currently, under the Purchase Plan, offerings are approximately 12 months in length and are divided into two shorter "purchase periods" of approximately six months. However, because there were only 107,446 shares remaining available under the Purchase Plan as of June 1, 2002, the current offering beginning on such date is approximately four months long. Subject to approval of this Proposal 2, we intend to initiate another offering beginning October 1, 2002 that will be approximately 14 months in length, which will be divided into two purchase periods of approximately eight months and six months. After this 14-month offering, we intend to resume back to our typical 12-month offerings.

Eligibility

        Rights may be granted only to employees of Ditech or our affiliates incorporated in the United States, the United Kingdom and Australia. Except as designated by the Board within its power under the Purchase Plan, an employee of Ditech or any affiliate shall not be eligible to be granted rights under the Purchase Plan unless, on the offering date, such employee has been in the employ of Ditech or any affiliate for such continuous period preceding such grant as the Board may require, but in no event shall the required period of continuous employment be greater than two years. In addition, unless otherwise determined by the Board and set forth in the terms of the applicable offering, no employee of Ditech or any affiliate shall be eligible to be granted rights under the Purchase Plan, unless, on the offering date, such employee's customary employment with Ditech or such affiliate is for at least 20 hours per week and at least five months per calendar year. Officers of Ditech and any designated affiliate shall be eligible to participate in offerings under the Purchase Plan; provided, however, that the Board may provide in an offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

        No employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of Ditech or of any affiliate (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may purchase more than $25,000 worth of Common Stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of Ditech and our affiliates in any calendar year in which such rights are outstanding at any time.

Participation in the Purchase Plan

        On each offering date, each eligible employee, pursuant to an offering made under the Purchase Plan, shall be granted the right to purchase up to the number of shares of Common Stock of Ditech purchasable with a percentage designated by the Board not exceeding 10% of such employee's earnings during the period which begins on the offering date (or such later date as the Board determines for a particular offering) and ends on the date stated in the offering, which date shall be no later than the end of the offering.

Purchase Price

        The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan shall not be less than the lesser of: (i) 85% of the fair market value of a share of Common Stock on the first day of the offering or (ii) 85% of the fair market value of a share of Common Stock on the specified purchase date.

Payment of Purchase Price; Payroll Deductions

        The purchase price of the shares is accumulated by payroll deductions over the course of the offering. At any time after the beginning of the offering, a participant may increase, reduce or terminate his or her payroll deductions, as the Board provides in the offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of Ditech. A participant may make additional payments into such account only if specifically provided for in the offering and only if the participant has not had the maximum amount withheld during the offering.

Purchase of Stock

        By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of Common Stock an employee may be granted the right to purchase and the maximum aggregate number of shares of Common Stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of Common Stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the offering period at the applicable price. See "Withdrawal" below.

        In July 2001, the Board reduced the maximum number of shares of Common Stock an employee may be granted the right to purchase under each offering from 10,000 to 1,500. However, for the four-month offering beginning June 1, 2002 only, the Board has reduced such maximum number of shares to 750.

Withdrawal

        While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to us a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time during the applicable offering period, excluding the 15 day period immediately preceding a purchase date.

        Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of Common Stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

Termination of Employment

        Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment with Ditech and any designated affiliate for any reason, and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.

Restrictions on Transfer

        Rights granted under the Purchase Plan are not transferable by a participant other than by will or the laws of descent and distribution, or by a designated beneficiary, and during his or her lifetime, may be exercised only by the person to whom such rights are granted.

Duration, Amendment and Termination

        The Board may suspend, terminate or amend the Purchase Plan at any time, subject to the limitation that no such action may adversely affect any outstanding rights to purchase Common Stock. Unless terminated earlier, the Purchase Plan will terminate on March 5, 2009. Any amendment of the Purchase Plan, other than adjustments upon changes of stock due to corporate reorganizations, must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan (to the extent such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code) or (iii) modify any other provision of the Purchase Plan if such modification requires stockholder approval in order for the Purchase Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

        Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

Adjustment Provisions

        Transactions not involving receipt of consideration by Ditech, such as a reincorporation, stock dividend, reverse stock split, combination or reclassification of shares stock split, may change the type(s), class(es) and number of shares of Common Stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the type(s), class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such purchase rights.

Effect of Certain Corporate Events

        In the event of certain changes of control of Ditech, the Board has discretion to provide that (i) each right to purchase Common Stock will be assumed or an equivalent right substituted by the successor corporation, (ii) such rights may continue in full force or effect or (iii) participants' accumulated payroll deductions may be used to purchase stock immediately prior to the change in control.

Federal Income Tax Information

        Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of shares of Common Stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

        If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

        There are no federal income tax consequences to us by reason of the grant or exercise of rights under the Purchase Plan. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

Participation During the Last Fiscal Year

        During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the Purchase Plan as follows: Timothy K. Montgomery, 1,493 shares ($6.84); Robert T. DeVincenzi, 3,507 shares ($6.15); William J. Tamblyn, 1,431 shares ($6.70); Ian M. Wright, 1,493 shares ($6.84); no shares were purchased by Lowell B. Trangsrud; all current executive officers as a group, 13,480 shares ($6.60); and all employees (excluding executive officers) as a group, 270,587 shares ($5.39).

PROPOSAL 3

APPROVAL OF THE 1998 STOCK OPTION PLAN, AS AMENDED

        The Board adopted in October 1998 and the stockholders approved in November 1998 Ditech's 1998 Stock Option Plan (the "Option Plan"). As a result of a series of amendments and further stockholder approval, there were 2,856,082 shares of Common Stock reserved for issuance under the Option Plan as of April 30, 2002.

        In June 2002, the Board amended the Option Plan, subject to stockholder approval, to increase the aggregate number of shares of Common Stock reserved for issuance under the Option Plan from 2,856,082 shares to 3,856,082 shares. The Board adopted this amendment in order to ensure that Ditech can continue to grant stock options at levels determined appropriate by the Board to attract and retain employees.

        As of July 29, 2002 options (net of canceled or expired options) covering an aggregate of 3,043,852 shares of our Common Stock had been granted under the Option Plan. Only 217,940 shares of Common Stock (plus any shares that might in the future be returned to the Option Plan as a result of cancellations or expiration of options) remain available for future grant under the Option Plan as of such date.

        Stockholders are requested in this Proposal 3 to approve the Option Plan, as amended, which would increase the number of shares reserved for issuance under the Option Plan from 2,856,082 shares to 3,856,082 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Option Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

        The essential features of the Option Plan are outlined below:

General

        The Option Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the Option Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards.

Purpose

        The Board adopted the Option Plan to provide a means by which employees, directors and consultants of Ditech and our affiliates may be given an opportunity to purchase our Common Stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Ditech and our affiliates. All of the approximately 296 employees, directors and consultants of Ditech and our affiliates are eligible to participate in the Option Plan.

Administration

        The Board administers the Option Plan. Subject to the provisions of the Option Plan, the Board has the power to construe and interpret the Option Plan and to determine the persons to whom and the dates on which options will be granted, the number of shares of Common Stock to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option.

        The Board has the power to delegate administration of the Option Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Option Plan to the Compensation Committee of the Board. As used herein with respect to the Option Plan, the "Board" refers to the Compensation Committee and to the Board.

        The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Option Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of Ditech or an affiliate, (ii) former employees of Ditech or an affiliate receiving compensation for past services (other than benefits under a tax-qualified retirement plan), (iii) current and former officers of Ditech or an affiliate, (iv) directors currently receiving direct or indirect remuneration from Ditech or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m).

Stock Subject to the Option Plan

        Subject to this Proposal 3, an aggregate of 3,856,082 shares of Common Stock is reserved for issuance under the Option Plan. If options granted under the Option Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again become available for issuance under the Option Plan. If we reacquire unvested stock issued under the Option Plan, the reacquired stock will not again become available for reissuance under the Option Plan.

Eligibility

        Incentive stock options may be granted under the Option Plan only to employees (including officers) of Ditech and our affiliates. Employees (including officers), directors and consultants of both Ditech and our affiliates are eligible to receive nonstatutory stock options under the Option Plan.

        No option may be granted under the Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Ditech or any of our affiliates, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year (under the Option Plan and all other such plans of Ditech and our affiliates) may not exceed $100,000.

        No person may be granted options under the Option Plan exercisable for more than 400,000 shares of Common Stock during any calendar year ("Section 162(m) Limitation").

Terms of Options

        The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." As of April 30, 2002, the closing price of the our Common Stock as reported on the Nasdaq National Market System was $3.049 per share.

        The exercise price of options granted under the Option Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other shares of our Common Stock, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

        Option Exercise.    Options granted under the Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Option Plan typically vest at the rate of 25% per year during the optionholder's employment by, or service as a director or consultant to, Ditech or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Option Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Option Plan may permit exercise prior to vesting, but in such event the optionholder may be required to enter into an early exercise stock purchase agreement that allows Ditech to repurchase unvested shares, generally at their exercise price, should the optionholder's service terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Ditech to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of Ditech or by a combination of these means.

        Term.    The maximum term of options under the Option Plan is 10 years, except that in some cases (see "Eligibility" above) the maximum term is five years. Options under the Option Plan generally terminate three months after termination of the optionholder's service unless (i) such termination is due to the optionholder's disability, in which case the option may provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the optionholder dies before the optionholder's service has terminated, or within the period specified in the option after termination of such service, in which case the option may provide that it may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within 18 months of the optionholder's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. An optionholder may designate a beneficiary who may exercise the option following the optionholder's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

        Restrictions on Transfer.    The optionholder may not transfer an option otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionholder, only the optionholder may exercise an option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by Ditech under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

Adjustment Provisions

        Transactions not involving receipt of consideration by Ditech, such as a merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other such transactions, may change the type(s) and number of shares of Common Stock subject to the Option Plan and outstanding options. In that event, the Option Plan will be appropriately adjusted as to the type(s) and the maximum number of shares of Common Stock subject to the Option Plan and the Section 162(m) Limitation, and outstanding options will be adjusted as to the type(s), number of shares and price per share of Common Stock subject to such options.

Effect of Certain Corporate Transactions

        In the event of (i) a dissolution, liquidation or sale of all or substantially all of the assets of Ditech or (ii) certain specified types of merger, consolidation or similar transactions (collectively, a "corporate transaction"), any surviving or acquiring corporation may assume options outstanding under the Option Plan or may substitute similar options. If any surviving or acquiring corporation does not assume such options or substitute similar options, then with respect to options held by optionholders whose service with Ditech or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such options (and, if applicable, the time during which such options may be exercised) will be accelerated in full and the options will terminate if not exercised at or prior to such effective date.

        The acceleration of an option in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Ditech.

Duration, Amendment and Termination

        The Board may suspend or terminate the Option Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Option Plan will terminate on October 14, 2008.

        The Board may also amend the Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the Ditech's stockholders within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Option Plan to satisfy Section 422 of the Code); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the Option Plan in any other way if such modification requires stockholder approval in order to satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Option Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

        Incentive Stock Options.    Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the optionholder or Ditech by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionholder's alternative minimum tax liability, if any.

        If an optionholder holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

        Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, Ditech will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences.

        There are no tax consequences to the optionholder or Ditech by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of restrictions, including vesting restrictions, the taxable event will be delayed until the restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, Ditech is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Ditech will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

        Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from Ditech, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the option is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant, or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by stockholders.

Participation During the Last Fiscal Year

        During the last fiscal year, no grants were made under the Option Plan.

PROPOSAL 4

APPROVAL OF THE 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

        In March 1999, the Board adopted, and the stockholders subsequently approved, Ditech's 1999 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). As a result of a series of amendments and further stockholder approval, as of April 30, 2002 there were 300,000 shares of Common Stock reserved for issuance under the Directors' Plan.

        In June 2002, the Board amended the Directors' Plan, subject to stockholder approval, to (i) increase the aggregate number of shares of Common Stock reserved for issuance under the Directors' Plan from 300,000 shares to 400,000 shares, (ii) change the number of shares of Common Stock subject to one-time initial grants to new non-employee directors from up to 10,000 fully vested shares (subject to proration) to 50,000 shares, which will be subject to annual vesting over a four-year period from the date of grant, and (iii) reduce the number of shares of Common Stock subject to initial automatic annual grants to new non-employee directors from 20,000 shares to 10,000 shares, provided that first-time recipients of the automatic annual grants serve as a non-employee director of

Ditech for at least six months prior to receiving such annual grant. The Board adopted this amendment in order to ensure that Ditech can attract new directors to serve on the Board.

        As of July 29, 2002 options (net of canceled or expired options) covering an aggregate of 192,500 shares of our Common Stock had been granted under the Directors' Plan. Only 117,500 shares of Common Stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options) remained available for future grant under the Directors' Plan as of such date.

        Stockholders are requested in this Proposal 4 to approve the Directors' Plan, as amended, which would increase the number of shares reserved for issuance under the Directors' Plan from 300,000 shares to 400,000 shares and amend the terms of the initial and automatic grants as provided above. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendments to the Directors' Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

        The essential features of the Directors' Plan, as amended, are outlined below:

General

        The Directors' Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

Purpose

        The Board adopted the Directors' Plan to provide a means by which non-employee directors of Ditech may be given an opportunity to purchase our stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Ditech. Five of the current directors of Ditech are non-employee directors and are eligible to participate in the Directors' Plan.

Administration

        The Board administers the Directors' Plan. The Board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option except to the extent not specified in the Directors' Plan.

Stock Subject to the Directors' Plan

        Subject to this Proposal 4, an aggregate of 400,000 shares of Common Stock is reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again become available for issuance under the Directors' Plan. If Ditech reacquires unvested stock issued under the Directors' Plan, the reacquired stock will not again become available for reissuance under the Directors' Plan.

Eligibility

        The Directors' Plan provides that options may be granted only to non-employee directors of Ditech. A "non-employee director" is defined in the Directors' Plan as a director of Ditech who is not otherwise an employee of Ditech or any affiliate.

Terms of Options

        The following is a description of the terms of options under the Directors' Plan.

        Automatic Grants.    Under the Directors' Plan:

  •
  Currently, each person who is appointed or elected for the first time to be a non-employee director of Ditech, other than at an annual meeting of stockholders, is automatically granted upon the date of such appointment or election a fully-vested "initial grant" to purchase the number of shares of Ditech's Common Stock that is equal to 10,000 multiplied by the number of months remaining from such date until the date of the next annual meeting of stockholders divided by 12. If the amendment to the Directors' Plan under Proposal 4 is approved, each new non-employee director will instead be automatically granted a one-time initial grant to purchase 50,000 shares of Ditech's Common Stock, which will be subject to annual vesting over a four-year period from the date of grant.

  •
  Currently, on the date of each annual meeting of stockholders, each non-employee director of Ditech is automatically granted a fully vested "annual grant" to purchase 10,000 shares of Ditech's Common Stock; provided, that such grant to a non-employee director receiving an annual grant for the first time shall be for the purchase of 20,000 shares rather than 10,000 shares. If the amendment to the Directors' Plan under Proposal 4 is approved, a non-employee director will instead be eligible to receive his or her first annual grant only if he or she has served as a non-employee director of Ditech for at least six months as of the date of the applicable annual meeting of stockholders, and such option shall be for the purchase of 10,000 shares.

        Exercise Price; Payment.    The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant. As of April 30, 2002, the closing price of the our Common Stock as reported on the Nasdaq National Market System was $3.049 per share.

        The exercise price of options granted under the Directors' Plan may be paid in any combination of (i) cash or check at the time the option is exercised, (ii) delivery of other Common Stock of Ditech, (iii) pursuant to a deferred payment arrangement or (iv) any other form of legal consideration that may be acceptable to the Board and provided in the option agreement.

        Option Exercise.    Subject to this Proposal 4, options granted under the Directors' Plan pursuant to initial grants will become exercisable in cumulative increments ("vest") over four years from the date of grant. The Board does not have the power to accelerate the time during which an option may vest or be exercised. Options granted pursuant to annual grants will be fully vested and exercisable on the date of grant. An optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option (in addition to our right to withhold from any compensation paid to the optionholder by us) by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of Ditech or by a combination of these means.

        Term.    The term of options under the Directors' Plan is five years. Options under the Directors' Plan terminate three months after termination of the optionholder's service unless (i) such termination is due to the optionholder's disability, in which case the option may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination, or (ii) the optionholder dies before the optionholder's service has terminated, or within three months after termination of such service, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within 18 months of the optionholder's death by the optionholder's estate or by a person who acquired the right to exercise the option by bequest or inheritance. An optionholder may designate a beneficiary who may exercise the option following the optionholder's death.

        Other Provisions.    The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as determined by the Board.

Restrictions on Transfer

        Options shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionholder only by the optionholder. Notwithstanding the foregoing, the optionholder may, by delivering written notice to us, in a form satisfactory to us, designate a third party who, in the event of the death of the optionholder, shall thereafter be entitled to exercise the option.

Adjustment Provisions

        Transactions not involving receipt of consideration by Ditech, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction, may change the class(es) and number of shares of Common Stock subject to the Directors' Plan and outstanding options. In that event, the Directors' Plan will be appropriately adjusted as to the class(es) and the maximum number of shares of Common Stock subject to the Directors' Plan, and outstanding options will be adjusted as to the class(es), number of shares and price per share of Common Stock subject to such options.

Effect of Certain Corporate Events

        The Directors' Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of Ditech, specified types of merger, or other corporate transaction, any surviving corporation will be required to either assume options outstanding under the Directors' Plan or substitute similar options for those outstanding under the Directors' Plan. If any surviving corporation does not assume options outstanding under the Directors' Plan, or substitute similar options, then the vesting and the time during which such options may be exercised will not be accelerated. An outstanding option will terminate if the optionholder does not exercise it before a change in control.

Duration, Amendment and Termination

        The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Directors' Plan will terminate on March 4, 2009.

        The Board may also amend the Directors' Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of Ditech within 12 months before or after its adoption by the Board to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 of the Exchange Act or any Nasdaq or securities exchange listing requirements. The Board may submit any other amendment to the Directors' Plan for stockholder approval.

Federal Income Tax Information

        Options granted under the Directors' Plan generally have the federal income tax consequences of nonstatutory stock options described under "Federal Income Tax Information" in Proposal 3 above.

New Plan Benefits

        Subject to the stockholders' approval of this Proposal 4, an option to purchase a total of 10,000 shares of Common Stock will be granted to each of the five non-employee directors on the date of the Annual Meeting: Mr. Chung, Dr. Manoliu and Mr. Hasler, and subject to their election as directors at the Annual Meeting, Mr. Avis and Mr. Turner. Because no non-employee directors are eligible for any initial grants, the number of shares of Common Stock that would be granted under the Directors' Plan if the stockholders' approval of this Proposal 4 is not obtained, is equal to the number of shares that will be granted if approval is obtained.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of our equity compensation plans and grants made outside of any plans in effect as of April 30, 2002:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	2,420,120	$17.06	621,639
Equity compensation plans not approved by security holders(2)	4,029,947	$19.39	1,346,656

Total	6,450,067	$18.52	1,968,295

(1)
Consists of Ditech's 1999 Employee Stock Purchase Plan, 1999 Non-Employee Directors' Option Plan, 1998 Stock Option Plan and 1997 Stock Option Plan.

(2)
Consists of Ditech's 2000 Non-Qualified Stock Plan, 1999 Non-Officer Equity Incentive Plan, the Atmosphere Networks, Inc. 1997 Stock Plan (which Ditech assumed in connection with the acquisition of Atmosphere Networks, Inc. in July 2000), and an option granted to Ian M. Wright outside of any of our plans.

        The following equity compensation plans of Ditech were in effect as of April 30, 2002 and were adopted without the approval of our stockholders: the 2000 Non-Qualified Stock Plan, the 1999 Non-Officer Equity Incentive Plan and the Atmosphere Networks, Inc. 1997 Stock Plan (which Ditech assumed in connection with the acquisition of Atmosphere Networks, Inc. in July 2000). In addition, Ditech granted an option outside of any of our plans to Ian M. Wright, as described below.

2000 Non-Qualified Stock Plan

        The essential features of Ditech's 2000 Non-Qualified Stock Plan (the "Stock Plan") are outlined below:

General

        The Stock Plan provides for the grant of nonstatutory stock options, stock bonuses and rights to purchase restricted stock (collectively "stock awards"). To date, we have granted only stock options under the Incentive Plan. An aggregate of 5,000,000 shares of Common Stock is reserved for issuance under the Stock Plan.

Eligibility

        Employees, directors and consultants of both Ditech and our affiliates are eligible to receive all types of stock awards under the Stock Plan. The aggregate number of shares issued pursuant to stock awards granted to officers and directors under to the Stock Plan shall not exceed 50% of the number of shares reserved for issuance under the Stock Plan, except that shares issued to officers not previously employed by Ditech pursuant to stock awards granted as an inducement essential to such individuals entering into employment contracts with Ditech shall be excluded from such 50% limitation.

Terms of Stock Awards

        Exercise Price; Payment.    The exercise price of nonstatutory options may not be less than 50% of the fair market value of the stock on the date of grant; provided that the exercise price may be lower than such amount if the option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. The purchase price of restricted stock purchase awards may not be less than 85% of the fair market value of the stock on the date of grant. Stock bonuses may be awarded in consideration for past services actually rendered to Ditech or our affiliates.

        The exercise price of options and restricted stock purchase awards granted under the Stock Plan must be paid either in cash at the time the option is exercised (or at the time the restricted stock is purchased) or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board. The exercise price of options may also be paid, at the discretion of the Board, by delivery of other shares of our Common Stock.

        Stock Award Vesting.    Stock awards granted under the Stock Plan may become exercisable (in the case of options) or released from a repurchase option in favor of Ditech (in the case of stock bonuses and restricted stock purchase awards) in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Stock Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Ditech to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

        Term.    The term of options granted under the Stock Plan shall be determined by the Board in its discretion. Options under the Stock Plan generally terminate three months after termination of the participant's service, subject to extension in certain circumstances. Ditech generally may repurchase shares that have been issued pursuant to stock bonuses or restricted stock purchase awards granted under the Stock Plan but have not yet vested as of the date the participant terminates his or her service with Ditech.

1999 Non-Officer Equity Incentive Plan

        The essential features of Ditech's 1999 Non-Officer Equity Incentive Plan (the "Incentive Plan") are outlined below:

General

        The Incentive Plan provides for the grant of nonstatutory stock options, stock bonuses and rights to purchase restricted stock (collectively "awards"). To date, we have granted only stock options under the Incentive Plan. An aggregate of 1,000,000 shares of Common Stock is reserved for issuance under the Incentive Plan.

Eligibility

        Employees and consultants of both Ditech and our affiliates who are not officers or directors of Ditech or any of our affiliates are eligible to receive all types of awards under the Incentive Plan, except that officers who have not been previously employed by Ditech are eligible to receive awards if the award is granted as an inducement essential to such officers entering into an employment contract with Ditech.

Terms of Awards

        Exercise Price; Payment.    The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant. The purchase price of restricted stock purchase awards may not be less than 85% of the fair market value of the stock on the date of grant. Stock bonuses may be awarded in consideration for past services actually rendered to Ditech or our affiliates.

        The exercise price of options and restricted stock purchase awards granted under the Incentive Plan must be paid either in cash at the time the option is exercised (or at the time the restricted stock is purchased) or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board. The exercise price of options may also be paid, at the discretion of the Board, by delivery of other shares of our Common Stock.

        Award Vesting.    Awards granted under the Incentive Plan may become exercisable (in the case of options) or released from a repurchase option in favor of Ditech (in the case of stock bonuses and restricted stock purchase awards) in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option or a restricted stock purchase award may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Ditech to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

        Term.    The maximum term of options granted under the Incentive Plan is 10 years. Options under the Incentive Plan generally terminate three months after termination of the participant's service, subject to extension in certain circumstances. Ditech generally may repurchase shares that have been issued pursuant to stock bonuses or restricted stock purchase awards granted under the Incentive Plan but have not yet vested as of the date the participant terminates his or her service with Ditech.

Atmosphere Networks, Inc. 1997 Stock Plan

        The Atmosphere Networks, Inc. 1997 Stock Plan (the "Atmosphere Plan") was assumed by Ditech in connection with the acquisition of Atmosphere Networks, Inc. in July 2000. As of April 30, 2002, options covering an aggregate of 53,353 shares of our Common Stock remained outstanding. All of such options were outstanding as of the date we assumed the Atmosphere Plan. We do not anticipate granting any options in the future under the Atmosphere Plan. The exercise price of options granted under the Atmosphere Plan may be paid, at the discretion of the Board, (i) in cash, (ii) pursuant to a deferred payment arrangement, (iii) by delivery of other shares of our Common Stock, (iv) pursuant to a cashless exercise program through an independent broker or (v) any combination of the foregoing. Options under the Atmosphere Plan generally terminate one month after termination of the participant's service, subject to extension in certain circumstances.

Option Grant to Ian Wright

        In February 2000, when Ian M. Wright joined Ditech as our Senior Vice President of Engineering and Chief Technology Officer, Ditech granted an option to Mr. Wright to purchase 350,000 shares of our Common Stock (the "Wright Option") at an exercise price of $61.50 per share, the fair market value of our Common Stock on the date of grant. The exercise price of the Wright Option may be paid either (i) in cash, (ii) pursuant to a cashless exercise program through an independent broker or (iii) by delivery of other shares of our Common Stock. As of April 30, 2002, 162,500 shares of Common Stock issuable pursuant to the Wright Option were vested, 137,500 shares were subject to monthly vesting until February 2004 and 50,000 shares will vest upon the earlier of February 2006 or the achievement of certain milestones. As of April 30, 2002, no shares had been exercised under the Wright Option. The Wright Option will terminate upon the earlier of three months after termination of Mr. Wright's service to Ditech, subject to extension in certain circumstances, or February 2010. The Wright Option was granted outside of our equity compensation plans.

PROPOSAL 5

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected PricewaterhouseCoopers LLP as Ditech's independent auditors for the fiscal year ending April 30, 2003 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since April 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of PricewaterhouseCoopers LLP as Ditech's independent auditors is not required by our By-laws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Ditech and our stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        Audit Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for the audit of Ditech's financial statements for the fiscal year ended April 30, 2002 and for the review of Ditech's interim financial statements was $125,828.

        Financial Information Systems Design and Implementation Fees.    There were no fees billed by PricewaterhouseCoopers LLP for information technology consulting services rendered during the fiscal year ended April 30, 2002.

        All Other Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for professional services other than audit and information technology consulting services rendered during the fiscal year ended April 30, 2002 was $91,927, which services were primarily tax compliance and acquisition work.

        The Audit Committee has determined the rendering of non-audit services by PricewaterhouseCoopers LLP is compatible with maintaining the auditors' independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 5.

EXECUTIVE OFFICERS OF DITECH

        Certain information regarding Ditech's executive officers and key employees as of August 1, 2002 is set forth below.

Name	Age	Position
Timothy K. Montgomery	49	President, Chief Executive Officer and Director
Robert T. DeVincenzi	42	Senior Vice President of Sales—Altamar Networks
Dr. Sandeep Pombra	39	Chief Technology Officer of Voice Communications and DSP Products
Marc C. Schwager	45	Vice President, Marketing—Altamar Networks
William J. Tamblyn	43	Vice President, Chief Financial Officer and Secretary
Lowell B. Trangsrud	50	Vice President of Operations
Ian M. Wright	46	Chief Technology Officer and Senior Vice President of Engineering—Altamar Networks

        Timothy K. Montgomery has served as Ditech's President and Chief Executive Officer since September 1998 and as a director since October 1998. From November 1997 to September 1998, he served as Ditech's Senior Vice President of Sales and Marketing. Mr. Montgomery served as Vice President of Sales of Digital Link Corporation, a manufacturer of digital access products for wide area networks, from August 1993 to October 1997. From October 1992 to July 1993, Mr. Montgomery worked as an independent consultant. From August 1986 to September 1992, Mr. Montgomery was employed as Vice President of Sales at Telebit Corporation, a networking company. Mr. Montgomery has a B.S.B.A. in Marketing from Florida State University.

        Robert T. DeVincenzi joined Ditech in July 2000 with the acquisition of Atmosphere Networks where he served as vice president for worldwide sales since 1998. From 1995 to 1998, Mr. DeVincenzi was Vice President of Western Region Sales for Bay Networks, a telephony and network solutions company. From 1988 to 1995, he held several management positions at Nortel Networks, with his last position as Vice President of Sales. Prior to Nortel, Mr. DeVincenzi held management positions with Compression Labs from 1986 to 1988. From 1981 to 1986, he was a manager with AT&T. Mr. DeVincenzi has a B.S. degree in Business Administration from California State Polytechnic University, San Luis Obispo.

        Dr. Sandeep Pombra joined Ditech in May 2002 as our Chief Technology Officer of Voice Communications and DSP Products. From 1999 until 2002, Dr. Pombra served as Vice President of Communications Products for GlobeSpan Virata, a provider of broadband applications and integrated circuits. From 1995 to 1999, Dr. Pombra served as Director and Chief Architect for Premisys Communications, a supplier of integrated access solutions. From 1986 to 1995, Dr. Pombra held various senior staff positions with a number of high technology companies, including ComTech Labs, Compression Labs and Stanford Telecom. He has a B.S. in Electrical Engineering from Rice University, and an M.S. and Ph.D. in Electrical Engineering from Stanford University.

        Marc C. Schwager joined Ditech in April 1999 as our Vice President, Marketing. Before joining Ditech, Mr. Schwager served as the Director of Product Management for Bandwidth Unlimited, a Silicon Valley start-up working in the optical networking field, from November 1998 to April 1999. From May 1981 through October of 1998, Mr. Schwager held a series of marketing positions at Hewlett-Packard, a computer and peripherals company, most recently as Director of Marketing for the Advanced Networks Division. Mr. Schwager holds a B.S. in Chemical Engineering from Rensselaer Polytechnic Institute.

        William J. Tamblyn joined Ditech in June 1997 as our Vice President and Chief Financial Officer. Mr. Tamblyn was the Chief Financial Officer at Conductus, Inc., a telecommunications company, from December 1993 to June 1997. He served as Chief Financial Officer at Ramtek, an imaging company, from May 1993 to December 1993. Prior to May 1993, Mr. Tamblyn worked in public accounting, including for Coopers & Lybrand, LLP. He has a B.S. in Accounting from San Jose State University and is a certified public accountant.

        Lowell B. Trangsrud joined Ditech in July 2001 as our Vice President of Operations after his service at Compaq Computers, a computer and peripherals company, where he worked from 1995 to 2001. In his last position at Compaq, Mr. Trangsrud served as Vice President of Manufacturing for High Availability Solutions Manufacturing. From 1990 to 1995, he worked for Tandem Computers, and in his last position served as Vice President, Worldwide Supply Chain Operation. From 1973 to 1990, Mr. Trangsrud worked for Sperry Corporation and Honeywell, serving in a variety of engineering and management roles. Mr. Trangsrud has an A.A. in Electronics from North Dakota State College of Science, a B.A. in Management and a B.S. in Business Administration from the University of Phoenix.

        Ian M. Wright joined Ditech in February 2000 as our Senior Vice President of Engineering for Optical Networking Products. Prior to joining Ditech, Mr. Wright was employed at Cisco Systems, an IP router manufacturer, where he served as Director of Engineering for Cisco's optical internetworking business unit from November 1998 to February 2000. In that role, he led the engineering team building Cisco's advanced switch/router products. Before Cisco, Mr. Wright served as the Senior Director of Engineering for Network Equipment Technologies (N.E.T.), a data and voice communications equipment company, from 1993 to 1998. In that role, he headed the engineering team building N.E.T.'s high-end ATM wide-area networking switch. Prior to N.E.T., Mr. Wright worked as an engineer and engineering manager for several communications companies in Australia.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of July 29, 2002 by:

  •
  each stockholder who is known by us to own beneficially more than 5% of our Common Stock;

  •
  each of our Named Executive Officers (as defined under "Executive Compensation" below);

  •
  each of our directors; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, we believe, based on information furnished by such persons and from Schedules 13D and 13G filed with the SEC, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them as of July 29, 2002. Percentage of beneficial ownership is based on 30,343,047 shares of

Common Stock outstanding as of July 29, 2002. Unless otherwise indicated, the address for each of the individuals named below is 825 E. Middlefield Road, Mountain View, California 94043.

	Shares Beneficially Owned
Beneficial Owner
	Number	Percent
Timothy K. Montgomery(1)	1,805,959	5.70
Robert T. DeVincenzi(2)	390,007	1.27
William J. Tamblyn(3)	704,524	2.28
Lowell B. Trangsrud(4)	276,500	*
Ian M. Wright(5)	903,275	2.89
Gregory M. Avis(6)	20,000	*
Peter Y. Chung(6)	20,000	*
William A. Hasler(7)	94,640	*
Dr. Andrei M. Manoliu(8)	50,500	*
George J. Turner(7)	72,336	*
All directors and executive officers as a group (12 persons)(9)	5,126,602	14.96
Cannell Capital LLC(10)	1,629,600	5.41
Entities affiliated with FMR Corp.(11)	3,264,570	10.84
State of Wisconsin Investment Board(12)	3,010,000	9.99
Systematic Financial Management, L.P.(13)	2,111,760	7.01

*
Represents beneficial ownership of less than 1%.

(1)
Includes 1,335,888 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2002. Also includes 7,180 shares held by Mr. Montgomery's spouse as custodian for his children. As of July 29, 2002, 11,111 of Mr. Montgomery's shares were subject to a repurchase option in favor of Ditech.

(2)
Includes 385,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2002.

(3)
Includes 546,222 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2002.

(4)
Includes 275,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2002.

(5)
Includes 900,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2002.

(6)
Consists solely of 20,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2002.

(7)
Includes 30,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2002.

(8)
Includes 32,500 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2002. Total number of shares includes: 10,000 shares held by the Manoliu/Neimat Living Trust; 2,000 shares held by Dr. Manoliu as trustee for his children; 4,000 shares held by Dr. Manoliu under a Keogh plan; and 2,000 shares held in an individual retirement account by Marie-Anne Neimat, Dr. Manoliu's wife.

(9)
Includes 3,923,010 shares that may be acquired pursuant to the exercise of stock options within 60 days of July 29, 2002. See notes 1 through 8 above.

(10)
The address for Cannell Capital LLC is 150 California Street, Fifth Floor, San Francisco, California 94111.

(11)
Includes 3,255,970 shares held by Fidelity Management & Research Company and 8,600 shares held by Fidelity Management Trust Company, each of which is a wholly-owned subsidiary of FMR Corp., located at 82 Devonshire Street, Boston, Massachusetts 02109.

(12)
The address for State of Wisconsin Investment Board is P.O. Box 7842, Madison, Wisconsin 53707.

(13)
The address for Systematic Financial Management, L.P. is Glenpointe East, 7th Floor, 300 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Ditech. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish Ditech with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to Ditech and written representation that no other reports were required, during the fiscal year ended April 30, 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with, except that two reports, covering an aggregate of three transactions, were not filed by Serge Stepanoff and Charles Davis. These transactions were subsequently reported on a year-end Form 5 by each of Messrs. Stepanoff and Davis, neither of whom are currently officers of Ditech.

EXECUTIVE COMPENSATION

Compensation of Directors

        Ditech does not currently provide cash compensation to non-employee directors for services in such capacity, but directors may be reimbursed for certain expenses in connection with attendance at Board of Directors and committee meetings. Non-employee directors also receive pursuant to the current Directors' Plan, upon initial appointment, fully vested options to purchase 10,000 shares of Ditech's Common Stock multiplied by the number of months remaining until the next succeeding annual meeting of stockholders and then divided by 12. In addition, each non-employee director will automatically be granted an option to purchase 10,000 shares of Common Stock immediately following each annual meeting of stockholders; provided, that such grant to a non-employee director receiving such annual grant for the first time shall be 20,000 shares rather than 10,000 shares. These options are fully vested as of the date of grant, are granted at 100% of the fair market value of the Common Stock on the date of grant and have a five-year term. Pursuant to the Directors' Plan, the initial grants and the annual grants are non-discretionary and are granted automatically, without any further action by Ditech, the Board or the stockholders.

        If the amendment to the Directors' Plan under Proposal 4 is approved, however, each new non-employee director will instead receive pursuant to the amended Directors' Plan an option to purchase 50,000 shares of Ditech's Common Stock, which will be subject to annual vesting over a four-year period from the date of grant. If Proposal 4 is approved, the initial annual grant will be for 10,000 shares and granted only to those non-employee directors who have served as a director of Ditech for at least six months as of the date of the applicable annual meeting of stockholders.

        During the last fiscal year, we granted to each of our six non-employee directors serving at the time of the grant (Messrs. Greg Avis, Peter Chung, William Hasler, Ken Jones and George Turner and Dr. Andrei Manoliu), an option to purchase 10,000 shares at an exercise price per share of $4.23 on September 21, 2001, which exercise price was equal to the fair market value of the Common Stock on such date (based on the closing sales price reported on the Nasdaq National Market for such date of grant). As of April 30, 2002, 20,000 options had been exercised under the Directors' Plan.

Compensation of Executive Officers

Summary of Compensation

        The following table sets forth certain information for the fiscal years ended April 30, 2000, 2001 and 2002 regarding the compensation of Ditech's Chief Executive Officer and our other four most highly compensated executive officers of Ditech at April 30, 2002 (the "Named Executive Officers"). In accordance with Securities and Exchange Commission rules, annual compensation in the form of perquisites and other personal benefits has been omitted where the aggregate amount of such perquisites and other personal benefits constitutes less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the fiscal year.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
Name and Principal Position					Securities Underlying Options	All Other Compensation ($)(1)
	Year	Salary ($)	Bonus ($)
Timothy K. Montgomery Chief Executive Officer and President	2002 2001 2000	300,000 300,000 250,000	53,175 174,000 250,000		— 632,000 253,888	414 594 460
Robert T. DeVincenzi(2) Senior Vice President of Sales—Altamar Networks	2002 2001 2000	195,000 118,750 —	142,348 134,081 —	(3)	— 293,934 —	269 297 —
William J. Tamblyn Vice President and Chief Financial Officer	2002 2001 2000	195,000 185,000 150,000	30,607 49,750 125,000		— 185,000 149,586	269 366 345
Lowell B. Trangsrud(4) Vice President of Operations	2002 2001 2000	154,070 — —	50,000 — —		200,000 — —	262 — —
Ian M. Wright(5) Senior Vice President, Engineering and Chief Technology Officer—Altamar Networks	2002 2001 2000	195,000 180,000 30,000	30,000 60,750 10,000		— 300,000 350,000	269 356 414

(1)
Except as otherwise indicated, represents insurance premiums paid by Ditech with respect to group term life insurance for the benefit of the named executive.

(2)
Mr. DeVincenzi began employment on July 25, 2000.

(3)
Includes commissions of $67,348 earned.

(4)
Mr. Trangsrud began employment on July 9, 2001.

(5)
Mr. Wright began employment on March 1, 2000.

Stock Option Grants

        Ditech currently grants options to our executive officers under our 1998 Stock Option Plan and 2000 Non-Qualified Stock Plan. Our executive officers also have options outstanding under our 1997 Stock Option Plan and our Atmosphere Networks, Inc. 1997 Stock Plan (which we assumed in connection with our acquisition of Atmosphere Networks, Inc. in July 2000). Additionally, we granted to Ian Wright an option outside of any plan. As of July 29, 2002, options to purchase a total of 7,414,930 shares were outstanding under the foregoing plans and Mr. Wright's option grant, and options to purchase 397,547 shares remained available for grant thereunder.

        The following table sets forth each grant of stock options made during the fiscal year ended April 30, 2002 to each of the Named Executive Officers. Except as otherwise indicated, the exercise price per share of each option was equal to the quoted fair market value of the Common Stock on the date of grant. During the fiscal year ended April 30, 2002, Ditech granted employees, consultants and directors options to purchase an aggregate of 1,381,100 shares of Common Stock. Unless otherwise indicated, each option vests over a standard four-year period with 25% vesting after the first year and the remainder monthly thereafter.

Individual Grants
Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted		% of Total Options Granted 2002
Name				Exercise Price Per Share	Expiration Date
						5%	10%
Timothy K. Montgomery	—		—	—	—	—	—
Robert T. DeVincenzi	—		—	—	—	—	—
William J. Tamblyn	—		—	—	—	—	—
Lowell B. Trangsrud	200,000	(1)	14.48	$7.12	7/12/11	$895,546	$2,269,489
Ian M. Wright	—		—	—	—	—	—

(1)
The option may be exercised early, subject to a repurchase option in favor of Ditech, which lapses over a four-year period with 25% lapsing after the first year and the remainder monthly thereafter.

        In accordance with the rules of the Securities and Exchange Commission, the columns referring to potential realizable value show the gains or "option spreads" that would exist for the options granted based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. The rules of the SEC require us to use these assumed annual compound rates of stock price appreciation. These estimated rates do not represent our estimate or projection of future Common Stock prices.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information regarding option exercises, and the fiscal year end values of stock options held by each of the Named Executive Officers during the fiscal year ended April 30, 2002 and exercisable and unexercisable options held as of April 30, 2002:

			Number of Securities Unexercised Options at April 30, 2002		Value of Unexercised In-the-Money Options at April 30, 2002($)
	Underlying Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Timothy K. Montgomery	—	—	885,888	—	—	—
Robert T. DeVincenzi	—	—	310,000	—	—	—
William J. Tamblyn	—	—	346,222	—	26,751	—
Lowell B. Trangsrud	—	—	200,000	—	—	—
Ian M. Wright	—	—	650,000	—	—	—

        Each option grant permits immediate exercise subject to a repurchase option in favor of Ditech, which generally lapses over a four-year period with 25% lapsing after the first year and the remainder monthly thereafter. The quoted fair market value of Ditech's Common Stock on April 30, 2002 was $3.049 per share.

EMPLOYMENT AGREEMENTS

        In September 1998, Ditech entered into an employment agreement with Timothy K. Montgomery to serve as Ditech's President and Chief Executive Officer at a base salary of $225,000 a year starting on November 1, 1998, with an annual discretionary bonus set by the Board and based upon specific objectives to be agreed upon by Mr. Montgomery and the Board. Pursuant to the employment agreement, Mr. Montgomery received an option to purchase 533,332 shares of Ditech Common Stock. The employment agreement is at-will, contains a non-solicitation agreement, and provides that if Mr. Montgomery is terminated without cause, he will be paid a lump sum equal to 12 months base salary. However, if Mr. Montgomery resigns, his employment is terminated for cause, or there is a change in control of Ditech, he will receive no severance benefits. In the event of a change of control of Ditech, all of Mr. Montgomery's outstanding, unvested options will immediately become fully vested.

        In February 2000, Ditech entered into an at-will employment agreement with Ian M. Wright to serve as Senior Vice President—Development Engineering at a base salary of $180,000, with a guaranteed bonus of $60,000 in 2000 and an option to purchase 350,000 shares of Ditech Common Stock.

        In July 2000, Ditech entered into at-will an employment agreement with Robert T. DeVincenzi to serve as Vice President of Sales at a base salary of $150,000, with a guaranteed bonus of $75,000 if Mr. DeVincenzi remains employed with Ditech on the first anniversary of his hire date.

        In June 2001, Ditech entered into an at-will employment agreement with Lowell B. Trangsrud to serve as Vice President of Operations at a base salary of $190,000, with a guaranteed bonus of $60,000 for fiscal year 2002 that is pro-rated from Mr. Trangsrud's start date through the end of the fiscal year. Pursuant to the employment agreement, Mr. Trangsrud received an option to purchase 200,000 shares of Ditech Common Stock.

        In December 2001, Ditech entered into a bonus agreement with Mr. DeVincenzi to define the bonus payment payable to Mr. DeVincenzi for services performed from November 1, 2001 through January 1, 2003. Mr. DeVincenzi shall be paid a bonus of $750,000 on January 1, 2003, provided that such amount will be reduced by the amount of such actual gain realized by Mr. DeVincenzi upon the exercise of his stock options granted to him prior to April 1, 2001 and the subsequent sale of the stock acquired thereunder (such reduced amount to be referred to as the "Bonus Payment"). The Bonus Payment will not be made, however, and the bonus agreement will be terminated, if the fair market value of Ditech's Common Stock exceeds $25 per share for at least three weeks during any open market window (i.e., the period during which an officer of Ditech can exercise stock options granted by Ditech and sell Ditech's Common Stock) during the period beginning April 1, 2001 and lasting through January 1, 2003. If Mr. DeVincenzi is terminated during such period for cause, the amount of the Bonus Payment due shall be calculated pro rata from November 1, 2001. If Mr. DeVincenzi terminates his employment with Ditech during such period for certain reasons, the Bonus Payment shall become due and payable in full.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(2)

         The Compensation Committee of our Board of Directors generally makes decisions on compensation of our Chief Executive Officer, Timothy K. Montgomery, and our other executive officers. During fiscal 2002, the Compensation Committee was composed of three non-employee directors: Gregory M. Avis, William A. Hasler and Kenneth E. Jones. (As a result of Mr. Jones's resignation in June 2002, currently the Compensation Committee is composed of two directors.) The Compensation Committee has furnished the following report on the 2002 compensation of Timothy K. Montgomery and our other executive officers.

(2)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

        In setting the compensation levels, the Compensation Committee considers the standard practices in the telecommunications industry, including data from surveys, as well as the practices of companies with whom Ditech competes for executive talent. Ditech believes that our total executive compensation package is near the median among our peers.

        It is the current philosophy of Ditech to keep the base salary of executives at approximately the 50th percentile based on the COMPANALYSIS EQUITY PRACTICES SURVEY FOR HIGH TECHNOLOGY INDUSTRIES, which includes a combination of not less than six regional and national survey sources, so that more of their compensation depends on bonuses, which are contingent upon Company and individual performance. The CompAnalysis survey includes some but not all companies included in the Graph Index. See "Comparison of Stockholder Return." The executives are thus motivated to enhance stockholder value.

        As Ditech has commercial products and developing products, the Compensation Committee believes that corporate performance should be measured by both traditional financial performance criteria such as profitability and earnings per share and by analyzing the degree to which Ditech achieves certain goals established by the Compensation Committee and approved by the Board.

        Under the Executive Compensation Bonus Plan, an executive's annual incentive award depends on improved Company performance, both revenue growth and profits for the fiscal year and key individual contributions. The current philosophy of Ditech is to keep total compensation including bonuses for executives between the 50th and 75th percentiles of the companies in the CompAnalysis survey.

        The performance goals for Ditech are derived from our business plans that include critical individual performance targets relating to strategic product positioning, revenue growth, and profitability for the fiscal year and key internal deliveries. The performance bonuses are based on a percentage on each related task. The incentive targets vary with each executive officer and are based overall as a percentage of base salary. The incentive targets range from 20% to 100% with added incentives for exceeding targeted plans such as revenues and profitability. The Compensation Committee annually reviews and approves specific bonus targets, maximums and performance criteria for all executives.

Stock Options

        The Compensation Committee grants stock options under our stock option plans to foster executive ownership and to provide direct linkage with stockholder interests. The Compensation Committee considers the current level of equity holdings in Ditech, stock options previously granted, industry practices, the executive's accountability level, and assumed potential stock value when determining stock option grants. The Compensation Committee relies upon competitive guideline ranges of retention-effective, target-gain objectives to be derived from option gains based upon relatively aggressive assumptions relating to planned growth and earnings. In this manner, potential executive gains parallel those of other stockholders over the long term. Therefore, the stock option program serves as our primary long-term incentive and retention tool for executives and other key employees. The exercise prices of stock options granted to the executive officers are generally equal to the market value of the stock on the date of grant.

CEO Compensation

        Mr. Montgomery commenced employment with us effective November 1, 1997 as Senior Vice President of Sales and Marketing. As of September 15, 1998 he became the President and Chief Executive Officer. In general, as President and Chief Executive Officer the factors utilized in determining Mr. Montgomery's compensation are the same as those applied to the other executive officers in the manner described in the preceding paragraphs, although achievement of Company financial performance goals have a greater impact on his total compensation.

        In establishing Mr. Montgomery's base salary, it was the Compensation Committee's intent to provide him with a level of stability and certainty each year. His base salary for the 2002 fiscal year of $300,000 approximates the 50th percentile or competitive classification of reported base salaries for Chief Executive Officers based on the CompAnalysis survey.

        The annual bonus component of Mr. Montgomery's compensation package was based on our financial performance and individual goal achievement, as described above. Based upon Mr. Montgomery's performance, his resultant bonus for 2002 was a total of $50,000.

        Mr. Montgomery did not receive any option grants during the 2002 fiscal year.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Code limits Ditech to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. It is not currently expected that the compensation to be paid to our executive officers in any taxable year will exceed the $1 million limit per officer. Our 1998 Stock Option Plan is structured so that any compensation deemed paid to an executive officer when he or she exercises an outstanding option under the Option Plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation, which will not count toward the $1 million limitation. The Compensation Committee will defer any decision on whether or not to limit the dollar amount of all other compensation payable to our executive officers approaching that level.

        In summary, it is the opinion of the Compensation Committee that the adopted executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interest of our stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Compensation Committee
Gregory M. Avis William A. Hasler

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee serves as an executive officer of another entity that has as a member of the board of directors or compensation committee of the other entity one or more executive officers of Ditech. Prior to the formation of the Compensation Committee in May 1997, the Board of Directors of Ditech as a whole made decisions relating to compensation of Ditech's executive officers.

Performance Measurement Comparison(3)

         The following graph shows the total stockholder return of an investment of $100 in cash on June 9, 1999 for (i) our Common Stock; (ii) the NASDAQ Stock Market (U.S.) and (iii) the NASDAQ Telecommunications Index. All values assumes reinvestments of the full amount of all dividends.

(3)
This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by references in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and respecting any general corporation language in any such filing.

COMPARISON OF 35 MONTH CUMULATIVE TOTAL RETURN*
AMONG DITECH COMMUNICATIONS CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

      * $100 INVESTED ON 6/9/99 IN STOCK OR INDEX -
      INCLUDING REINVESTMENT OF DIVIDENDS.
      FISCAL YEAR ENDING APRIL 30.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Ditech has entered into indemnity agreements with certain officers and directors which provide, among other things, that Ditech will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Ditech, and otherwise to the fullest extent permitted under Delaware law and Ditech's By-laws.

        On October 11, 2001, Ditech loaned to Robert T. DeVincenzi, our Senior Vice President of Sales, the principal amount of $750,000 at the interest rate of 4.59% per annum pursuant to a secured promissory note. All of the interest accrued thereunder is due and payable on the maturity date of the note, which is November 1, 2004. As of July 29, 2002, $750,000 of the loan amount, excluding interest, was outstanding. The loan was made to Mr. DeVincenzi for purposes of retaining his services.

        In December 2001, Ditech entered into a bonus agreement with Mr. DeVincenzi to define the bonus payment payable to him for services performed from November 1, 2001 through January 1, 2003. Mr. DeVincenzi shall be paid a bonus of $750,000 on January 1, 2003, provided that such amount will be reduced by the amount of such actual gain realized by Mr. DeVincenzi upon the exercise of his stock options granted to him prior to April 1, 2001 and the subsequent sale of the stock acquired thereunder (such reduced amount to be referred to as the "Bonus Payment"). The Bonus Payment will not be made, however, and the bonus agreement will be terminated, if the fair market value of Ditech's Common Stock exceeds $25 per share for at least three weeks during any open market window (i.e., the period during which an officer of Ditech can exercise stock options granted by Ditech and sell Ditech's Common Stock) during the period beginning April 1, 2001 and lasting through January 1, 2003. If Mr. DeVincenzi is terminated during such period for cause, the amount of the Bonus Payment due shall be calculated pro rata from November 1, 2001. If Mr. DeVincenzi terminates his employment with Ditech during such period for certain reasons, the Bonus Payment shall become due and payable in full.

        See also "Employment Agreements" above.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Ditech stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Investor Relations Department, Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, CA 94043 or contact Kimberly Canigiula by telephone at (650) 623-1357 or by email at kimberly@ditechcom.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                      By Order of the Board of Directors

                      William J. Tamblyn
                       Secretary

August 13, 2002

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended April 30, 2002 is available without charge upon written request to Investor Relations Department, Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, CA 94043 or by contacting Kimberly Canigiula by telephone at (650) 623-1357 or by email at kimberly@ditechcom.com.

DITECH COMMUNICATIONS CORPORATION

1999 EMPLOYEE STOCK PURCHASE PLAN

Approved by the Board of Directors March 5, 1999
Approved by Stockholders April 21, 1999
Amended by the Board of Directors July 25, 2000
Amendment Approved by Stockholders September 22, 2000
Amended by the Board of Directors July 12, 2001
Amendment Approved by Stockholders September 21, 2001
Amended by the Board of Directors November 14, 2001
Amended by the Board of Directors June 6, 2002
Amendment Approved by Stockholders                        , 2002
Termination Date March 4, 2009

1.    PURPOSE.

        (a)  The purpose of this Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Ditech Communications Corporation (the "Company") and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase common stock of the Company.

        (b)  The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

        (c)  The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d)  The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.    ADMINISTRATION.

        (a)  The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b)  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i)    To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

          (ii)  To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv)  To amend the Plan as provided in paragraph 13.

          (v)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

        (c)  The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.    SHARES SUBJECT TO THE PLAN.

        (a)  Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate one million one hundred sixteen thousand six hundred sixty-six (1,116,666) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

        (b)  The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.    GRANT OF RIGHTS; OFFERING.

        The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.    ELIGIBILITY.

        (a)  Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

        (b)  The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible

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employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (i)    the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (ii)  the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

        (c)  No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

        (d)  An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

        (e)  Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan; provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.    RIGHTS; PURCHASE PRICE.

        (a)  On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding ten percent (10%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

        (b)  In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

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        (c)  The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i)    an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (ii)  an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.    PARTICIPATION; WITHDRAWAL; TERMINATION.

        (a)  An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, Section 401(k), Section 402(h) or Section 403(b) of the Code or that provides non-qualified deferred compensation), which shall include overtime pay, bonuses and commissions, but shall exclude incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and unless otherwise provided in the document comprising an Offering shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

        (b)  At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

        (c)  Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

        (d)  Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

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8.    EXERCISE.

        (a)  On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

        (b)  No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.    COVENANTS OF THE COMPANY.

        (a)  During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

        (b)  The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.    USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

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11.    RIGHTS AS A STOCKHOLDER.

        A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.    ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)  If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan, due to a change in corporate capitalization and without the receipt of consideration by the Company (through reincorporation, stock dividend, stock split, reverse stock split, combination or reclassification of shares), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 3(a), and the outstanding rights will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding rights. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive.

        (b)  In the event of: (1) a dissolution or liquidation of the Company; (2) a sale of all or substantially all of the assets of the Company, (3) a merger or consolidation in which the Company is not the surviving corporation, (4) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, (5) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or a Subsidiary) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of Directors, or (6) the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board (if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board), then, as determined by the Board in its sole discretion, (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.    AMENDMENT OF THE PLAN.

        (a)  The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i)    Increase the number of shares reserved for rights under the Plan;

          (ii)  Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

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          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

        (b)  Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.    DESIGNATION OF BENEFICIARY.

        (a)  A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

        (b)  Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.    TERMINATION OR SUSPENSION OF THE PLAN.

        (a)  The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)  Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

        (c)  Notwithstanding the foregoing, the Plan shall terminate and no rights may be granted under the Plan after the tenth anniversary of the Effective Date.

16.    EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the day immediately prior to the effectiveness of the Company's registration statement under the Securities Act with respect to the initial public offering of shares of the Company's Common Stock (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

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DITECH COMMUNICATIONS CORPORATION

1998 STOCK OPTION PLAN

ADOPTED BY THE BOARD OF DIRECTORS OCTOBER 15, 1998
APPROVED BY THE STOCKHOLDERS NOVEMBER 6, 1998
AMENDED AND RESTATED APRIL 21, 1999
AMENDED BY THE BOARD OF DIRECTORS JULY 6, 2000
AMENDMENT APPROVED BY STOCKHOLDERS SEPTEMBER 22, 2000
AMENDED BY THE BOARD OF DIRECTORS NOVEMBER 22, 2000
(STOCKHOLDER APPROVAL NOT REQUIRED FOR AMENDMENT)
AMENDED BY THE BOARD OF DIRECTORS JUNE 6, 2002
AMENDMENT APPROVED BY STOCKHOLDERS                        , 2002

1.    PURPOSES.

        (a)  The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

        (b)  The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c)  The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.    DEFINITIONS.

        (a)  "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

        (b)  "Board" means the Board of Directors of the Company.

        (c)  "Code" means the Internal Revenue Code of 1986, as amended.

        (d)  "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

        (e)  "Company" means Ditech Communications Corporation, a Delaware corporation.

        (f)    "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (g)  "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

        (h)  "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (i)    "Director" means a member of the Board.

        (j)    "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (k)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (l)    "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (1)  If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (2)  In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

          (3)  Prior to the Listing Date, the value of the common stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

        (m)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (n)  "Listing Date" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

        (o)  "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (p)  "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (q)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r)  "Option" means a stock option granted pursuant to the Plan.

        (s)  "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

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        (t)    "Optionee" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (u)  "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (v)  "Plan" means this 1998 Stock Option Plan.

        (w)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

        (x)  "Securities Act" means the Securities Act of 1933, as amended.

3.    ADMINISTRATION.

        (a)  The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1)  To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

          (2)  To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3)  To amend the Plan or an Option as provided in Section 11.

          (4)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

        (c)  The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the Listing Date, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary,

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the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.    SHARES SUBJECT TO THE PLAN.

        (a)  Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate three million eight hundred fifty-six thousand eighty-two (3,856,082) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

        (b)  The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    ELIGIBILITY.

        (a)  Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

        (b)  No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)  Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than four hundred thousand (400,000) shares of the Company's common stock in any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, shall not apply until (i) the earliest of: (A) the first material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with Section 4); (B) the issuance of all of the shares of common stock reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.    OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)  Term.    No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)  Price.    The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent

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(85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)  Consideration.    The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at not less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d)  Transferability.    An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option granted after the Listing Date shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its discretion. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e)  Vesting.    The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        Notwithstanding the foregoing, Options granted prior to the Listing Date shall provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option; provided, however, that an Option granted to an officer, director or consultant (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations) prior to the Listing Date may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or of any of its Affiliates.

        (f)    Securities Law Compliance.    The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the

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Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionee or permitting the Optionee to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (g)  Termination of Employment or Relationship as a Director or Consultant.    In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, or such longer or shorter period specified in the Option Agreement, which for Options granted prior to the Listing Date shall not be less than thirty (30) days, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (h)  Disability of Optionee.    In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which for Options granted prior to the Listing Date shall not be less than six (6) months), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i)    Death of Optionee.    In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which for Options granted prior to the Listing Date shall not be less than six (6) months), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and

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again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (j)    Early Exercise.    The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided, however, that for Options granted prior to the Listing Date (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Notwithstanding the foregoing, shares received on exercise of an Option by an officer, director or consultant (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations) may be subject to additional or greater restrictions.

        (k)  Right of First Refusal.    The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option. Except as expressly provided in this subsection 6(k), such right of first refusal shall otherwise comply with the provisions of the Bylaws of the Company.

        (l)    Withholding.    To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.    COVENANTS OF THE COMPANY.

        (a)  During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

        (b)  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.    USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

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9.    MISCELLANEOUS.

        (a)  The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

        (b)  Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

        (c)  Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Optionees at least annually. This subsection 9(c) shall not apply to key employees whose duties in connection with the Company assure them access to equivalent information.

        (d)  Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, with or without cause, to remove any Director as provided in the Company's Bylaws and the provisions of the corporate law of the state in which the Company or the Affiliate, as the case may be, is incorporated, or to terminate the relationship of any Consultant subject to the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

        (e)  To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

10.    ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)  If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Options will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b)  In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (i) any surviving or acquiring corporation shall assume Options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to shareholders in the transaction

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described in this subsection 10(b)) for those outstanding under the Plan, or (ii) in the event any surviving or acquiring corporation refuses to assume such Options or to substitute similar options for those outstanding under the Plan, (A) with respect to Options held by persons then performing services as Employees, Directors or Consultants, the vesting of such Options and the time during which such Options may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised prior to such event.

11.    AMENDMENT OF THE PLAN AND OPTIONS.

        (a)  The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (1)  Increase the number of shares reserved for Options under the Plan;

          (2)  Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (3)  Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with applicable stock exchange listing requirements.

        (b)  The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c)  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)  Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

        (e)  The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12.    TERMINATION OR SUSPENSION OF THE PLAN.

        (a)  The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 14, 2008, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

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        (b)  Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Option was granted.

13.    EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

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DITECH COMMUNICATIONS CORPORATION

1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

Approved by the Board of Directors March 5, 1999
Approved by Stockholders April 21, 1999
Amended by the Board of Directors April 23, 1999
Amendment Approved by Stockholders April 26, 1999
Amended by the Board of Directors July 6, 2000
Amendment Approved by Stockholders September 22, 2000
Amended by the Board of Directors June 6, 2002
Amendment Approved by Stockholders                        , 2002
Effective Date: March 5, 1999
Termination Date: March 4, 2009

1.    PURPOSES.

        (a)  Eligible Option Recipients.    The persons eligible to receive Options are the Non-Employee Directors of the Company.

        (b)  Available Options.    The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

        (c)  General Purpose.    The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.    DEFINITIONS.

        (a)  "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b)  "Annual Grant" means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to subsection 6(b) of the Plan.

        (c)  "Annual Meeting" means the annual meeting of the stockholders of the Company.

        (d)  "Board" means the Board of Directors of the Company.

        (e)  "Code" means the Internal Revenue Code of 1986, as amended.

        (f)    "Common Stock" means the common stock of the Company.

        (g)  "Company" means Ditech Communications Corporation, a Delaware corporation.

        (h)  "Consultant" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

        (i)    "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant

or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

        (j)    "Director" means a member of the Board of Directors of the Company.

        (k)  "Disability" means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

        (l)    "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

        (m)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (n)  "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          (i)    If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii)  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (o)  "Initial Grant" means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to subsection 6(a) of the Plan.

        (p)  "Non-Employee Director" means a Director who is not employed by the Company or an Affiliate.

        (q)  "Nonstatutory Stock Option" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (r)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s)  "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

        (t)  "Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (u)  "Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (v)  "Plan" means this Ditech Communications Corporation 1999 Non-Employee Directors' Stock Option Plan.

        (w)  "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

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        (x)  "Securities Act" means the Securities Act of 1933, as amended.

3.    ADMINISTRATION.

        (a)  Administration by Board.    The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

        (b)  Powers of Board.    The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i)    To determine the provisions of each Option to the extent not specified in the Plan.

          (ii)   To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii)  To amend the Plan or an Option as provided in Section 12.

          (iv)  Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

4.    SHARES SUBJECT TO THE PLAN.

        (a)  Share Reserve.    Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate four hundred thousand (400,000) shares of Common Stock.

        (b)  Reversion of Shares to the Share Reserve.    If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

        (c)  Source of Shares.    The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.    ELIGIBILITY.

        Nondiscretionary Options as set forth in Section 6 shall be granted under the Plan to all Non-Employee Directors subject to the terms provided herein.

6.    NON-DISCRETIONARY GRANTS.

        Without any further action of the Board, each Non-Employee Director shall be granted the following Options:

        (a)  Initial Grants.    After the date of approval of the Plan by the Board, each person who is appointed or elected for the first time to be a Non-Employee Director automatically shall, upon the date of his or her appointment or election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an Initial Grant to purchase the number of shares of Common Stock equal to the Initial Grant Number on the terms and conditions set forth herein. The "Initial Grant Number" shall be fifty thousand (50,000). 1/4th of the shares subject to the Initial Grant shall vest one year after the date of grant and 1/4th of the shares shall vest annually thereafter over three years.

        (b)  Annual Grants.    On the day of each Annual Meeting immediately following such Annual Meeting, each Non-Employee Director then serving as such automatically shall be granted an Annual

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Grant to purchase ten thousand (10,000) shares of Common Stock on the terms and conditions set forth herein; provided, however, that a Non-Employee Director receiving an Annual Grant for the first time, shall be eligible to receive such grant only if he or she has served as a Non-Employee Director for at least six months prior to the date of such Annual Grant.

7.    OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)  Term.    No Option shall be exercisable after the expiration of five (5) years from the date it was granted.

        (b)  Exercise Price.    The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)  Consideration.    The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock, (ii) deferred payment or (iv) any other form of legal consideration that may be acceptable to the Board and provided in the Option Agreement; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d)  Transferability.    An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

        (e)  Vesting Generally.    Other than as provided in Section 6(a) above, Options shall be fully vested and exercisable on the date of grant.

        (f)    Termination of Continuous Service.    In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

        (g)  Extension of Termination Date.    If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration

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requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

        (h)  Disability of Optionholder.    In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

        (i)    Death of Optionholder.    In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8.    COVENANTS OF THE COMPANY.

        (a)  Availability of Shares.    During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

        (b)  Securities Law Compliance.    The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.    USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.    MISCELLANEOUS.

        (a)  Stockholder Rights.    No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

        (b)  No Service Rights.    Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a

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Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

        (c)  Investment Assurances.    The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (d)  Withholding Obligations.    The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

11.    ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)  Capitalization Adjustments.    If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in Section 5, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

        (b)  Change in Control—Asset Sale, Merger, Consolidation or Reverse Merger.    In the event of (i) a dissolution, liquidation or sale of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then (i) any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options (including an

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option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(b) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Options or to substitute similar Options for those outstanding under the Plan, then such Options shall terminate if not exercised prior to such event.

12.    AMENDMENT OF THE PLAN AND OPTIONS.

        (a)  Amendment of Plan.    The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

        (b)  Stockholder Approval.    The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

        (c)  No Impairment of Rights.    Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

        (d)  Amendment of Options.    The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.    TERMINATION OR SUSPENSION OF THE PLAN.

        (a)  Plan Term.    The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)  No Impairment of Rights.    Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.    EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the date the Plan is adopted by the Board but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.    CHOICE OF LAW.

        All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of California, without regard to such state's conflict of laws rules.

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DITECH COMMUNICATIONS CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 20, 2002

        The undersigned hereby appoints Timothy K. Montgomery and William J. Tamblyn, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ditech Communications Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Ditech Communications Corporation to be held at the offices of Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, California 94043, on Friday, September 20, 2002 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

        UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES
FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:	To elect two directors to hold office until the 2005 Annual Meeting of Stockholders.
/ /	FOR all nominees listed below (except as marked to the contrary below).	/ /	WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees: Gregory M. Avis and George J. Turner.

To withhold authority to vote for any nominee(s) write such nominee(s)' name(s) below:

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2:	To approve Ditech's 1999 Employee Stock Purchase Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 816,666 to 1,116,666.
/ / FOR	/ / AGAINST	/ / ABSTAIN

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL 3:	To approve Ditech's 1998 Stock Option Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 2,856,082 to 3,856,082.
/ / FOR	/ / AGAINST	/ / ABSTAIN

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 4.

PROPOSAL 4:	To approve Ditech's 1999 Non-Employee Directors' Stock Option Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 300,000 to 400,000 and to change the terms of the automatic grants of stock options as provided in the proxy statement which accompanied this proxy.
/ / FOR	/ / AGAINST	/ / ABSTAIN

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 5.

PROPOSAL 5:	To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of Ditech for its fiscal year ending April 30, 2003.
/ / FOR	/ / AGAINST	/ / ABSTAIN
DATED
SIGNATURE(S)

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.
PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

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INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE 1999 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED
PROPOSAL 3 APPROVAL OF THE 1998 STOCK OPTION PLAN, AS AMENDED
PROPOSAL 4 APPROVAL OF THE 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 5 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS OF DITECH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(2)
COMPARISON OF 35 MONTH CUMULATIVE TOTAL RETURN* AMONG DITECH COMMUNICATIONS CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ TELECOMMUNICATIONS INDEX
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
DITECH COMMUNICATIONS CORPORATION 1999 EMPLOYEE STOCK PURCHASE PLAN
DITECH COMMUNICATIONS CORPORATION 1998 STOCK OPTION PLAN
DITECH COMMUNICATIONS CORPORATION 1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
DITECH COMMUNICATIONS CORPORATION PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 20, 2002